UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

CEDAR REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-31817	42-1241468
(Commission File Number)	(IRS Employer Identification No.)

928 Carmans Road

Massapequa, New York 11758

(Address of Principal Executive Offices) (Zip Code)

(516) 767-6492

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbols	Name of exchange on which registered
Common Stock, $0.06 Par Value	CDR	The New York Stock Exchange
7.25% Series B Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDR/PB	The New York Stock Exchange
6.50% Series C Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDR/PC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) Cedar Realty Trust, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”) on June 3, 2021.

(b) At the Annual Meeting, stockholders of the Company voted on (i) the election of eight director nominees to the board of directors of the Company to serve until the next annual meeting of stockholders in 2022 and until their successors are duly elected and qualify, (ii) the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021, (iii) a non-binding, advisory resolution approving the compensation of the Company’s named executive officers. A total of 9,773,580 shares of common stock of the Company outstanding and entitled to vote were present at the Annual Meeting, in person or by proxy, representing approximately 71.71% of the outstanding stock entitled to vote at the Annual Meeting. All of the proposals submitted to stockholders for approval were approved, with the following results:

1. Election of directors.

	For	Withheld	Abstain	Broker Non-Votes
Abraham Eisenstat	6,104,147	996,698	3,659	2,669,076
Gregg A. Gonsalves	6,982,070	118,733	3,701	2,669,076
Sabrina L. Kanner	6,142,228	884,345	77,931	2,669,076
Darcy D. Morris	7,021,545	21,592	61,367	2,669,076
Steven G. Rogers	6,206,015	894,830	3,659	2,669,076
Richard H. Ross	7,066,715	34,630	3,159	2,669,076
Bruce J. Schanzer	6,109,621	947,017	47,866	2,669,076
Sharon Stern	6,991,345	34,236	78,923	2,669,076

2. Appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ended December 31, 2021.

For	Against	Abstain	Broker Non-Votes
9,699,238	42,633	31,709	0

3. Approval of a non-binding, advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
4,792,174	2,303,989	8,341	2,669,076

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2021

CEDAR REALTY TRUST, INC.

By:	/s/ Bruce J. Schanzer
Bruce J. Schanzer
President and CEO